                               Janus Aspen Series

                       Supplement dated February 28, 2008
                      to Currently Effective Prospectuses

Effective April 1, 2008, the following replaces in its entirety the information regarding portfolio holdings found in the SHAREHOLDER'S GUIDE section of the Prospectus under "AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION":

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

    - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
      (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Holdings are generally posted under the Characteristics tab of each portfolio on www.janus.com/info approximately two business days (six business days for Money Market Portfolio) after the end of the following applicable periods. The non-money market portfolios' holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Portfolio holdings of portfolios subadvised by INTECH are generally available on a calendar quarter-end basis with a 60-day lag. Money Market Portfolio's holdings are generally available monthly with no lag.

    - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag, and on a calendar quarter-end basis with a 15-day lag. Top holdings of portfolios subadvised by INTECH are available monthly with a 30-day lag, and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

    - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors /detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag, and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. A summary of the portfolios' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios' SAI.

                Please retain this Supplement with your records.

                               Janus Aspen Series

                       Supplement dated February 28, 2008
          to Currently Effective Statements of Additional Information

Effective April 1, 2008, the following replaces the corresponding information regarding portfolio holdings found in the PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES section of the Statement of Additional Information:

The second and third paragraphs are replaced in their entirety with:

    - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and
      (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Holdings are generally posted under the Characteristics tab of each portfolio on www.janus.com/info approximately two business days (six business days for Money Market Portfolio) after the end of the following applicable periods. The non-money market portfolios' holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Portfolio holdings of portfolios subadvised by INTECH are generally available on a calendar quarter-end basis with a 60-day lag. Money Market Portfolio's holdings are generally available monthly with no lag.

    - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag, and on a calendar quarter-end basis with a 15-day lag. Top holdings of portfolios subadvised by INTECH are available monthly with a 30-day lag, and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

    - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors /detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag, and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

In addition, references to "senior management team" found in the fifth paragraph are hereby replaced with "Ethics Committee."

                Please retain this Supplement with your records.